United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (608) 238-8008
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Item 7.01.     Regulation FD Disclosure.
First Business Financial Services, Inc. (the “Company”) issued a press release today announcing that the Company’s Board of Directors declared a quarterly dividend of $0.15 per share on October 25, 2019. The dividend is payable on November 14, 2019 to shareholders of record on November 4, 2019. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(a)     Not applicable
(b)     Not applicable
(c)     Not applicable
(d)    Exhibits. The following exhibit is being furnished herewith:
99.1     Press Release by First Business Financial Services, Inc. dated October 25, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2019	FIRST BUSINESS FINANCIAL SERVICES, INC. By: /s/Ed Sloane Name: Ed Sloane Title: Chief Financial Officer